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                                                                     EXHIBIT 3.3

                                                               STATE OF DELAWARE
                                                              SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                        FILED 9:00 AM 07/24/1998
                                                             981288159 - 2682799


                                  EXHIBIT 3.3

                          CERTIFICATE OF AMENDMENT TO

                     RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                             TALTON HOLDINGS, INC.

                             (changing its name to
                                 EVERCOM, INC.)


     TALTON HOLDINGS, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware DOES HEREBY CERTIFY:


     FIRST: The original Certificate of Incorporation of Talton Holdings, Inc. (hereafter the "Corporation") was filed with the Secretary of State of Delaware on November 12, 1996.


     SECOND: The Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on December 23, 1996.


     THIRD: The Restated Certificate of Incorporation of the Corporation is amended to change the name of the Corporation to EVERCOM, INC.


     FOURTH: The amendment to the Restated Certificate of Incorporation to change the name of the Corporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.



                       [SEE FOLLOWING PAGE FOR SIGNATURE]
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     IN WITNESS WHEREOF, this Amendment to Restated Certificate has been signed by the Chief Executive Officer this 23rd day of July, 1998.



                              /s/ TODD W. FOLLMER
                              -----------------------------------------
                              Todd W. Follmer, Chief Executive Officer